UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2012

HARBINGER GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 27th Floor, New York, New York	10022

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 906-8555

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 1, 2012, Harbinger Group Inc.’s majority-owned subsidiary, Spectrum Brands, Inc. ("Spectrum"), issued a press release announcing its intention to commence a tender offer for any and all of Spectrum's outstanding 12% Senior Subordinated Toggle Notes due 2019 (the "SPB 12% Notes"), as well as to solicit consents to the adoption of certain proposed amendments to the indenture governing the SPB 12% Notes to, among other things, eliminate substantially all of the restrictive covenants, certain events of default and other related provisions. Spectrum’s obligation to accept for purchase and to pay for the SPB 12% Notes in the tender offer and the consent solicitation is subject to the satisfaction of certain conditions.  Interested parties should read Spectrum’s announcements and public filings regarding the SPB 12% Notes tender offer and the consent solicitation.

Forward-Looking Statements:

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: The statements contained in this report regarding the SPB 12% Notes tender offer and the consent solicitation contain forward-looking statements based upon management's current expectations that are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such forward-looking statements. These statements and other forward-looking statements made from time-to-time by the registrant and its representatives are based upon certain assumptions and describe future plans, strategies and expectations of the registrant, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "plans," "seeks," "estimates," "projects," "may" or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, capital market conditions, the risk that the registrant may not be successful in identifying any suitable future acquisition opportunities, the risks that may affect the performance of the operating subsidiaries of the registrant and those factors listed under the caption "Risk Factors" in the registrant's Annual Report on Form 10-K for fiscal year ended September 30, 2011, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended January 1, 2012, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. The registrant does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

2

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.
Date: March 1, 2012	By:	/s/ Francis T. McCarron
		Name:	Francis T. McCarron
		Title:	Executive Vice President and Chief Financial Officer

3